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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 15, 2003


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                              BRUNSWICK CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                        001-01043             36-0848180
(State or other jurisdiction of        (Commission File         (IRS Employer
incorporation or organization)              Number)          Identification No.)


                                1 N. FIELD COURT
                           LAKE FOREST, IL 60045-4811
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 735-4700

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT
         --------------             ----------------------

              99.1 Press Release, dated May 15, 2003, of Brunswick Corporation, announcing patent suit negotiations



ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION IS BEING PROVIDED UNDER ITEM 12).

On May 15, 2003, Brunswick Corporation issued a Press Release announcing the establishment by the Company of a $25 million litigation reserve in connection with ongoing negotiations regarding a patent suit. The Press Release is incorporated herein by reference, and is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 15, 2003

                                    Brunswick Corporation



                                    By: /s/ Victoria J. Reich
                                       ------------------------------------
                                        Victoria J. Reich
                                        Chief Financial Officer


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                               INDEX TO EXHIBITS



            99.1 Press Release, dated May 15, 2003, of Brunswick Corporation, announcing patent suit negotiations